UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 4, 2022
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Sumo Logic, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39502	27-2234444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
305 Main Street Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 810-8700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SUMO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On November 4, 2022, the Board of Directors (the “Board”) of Sumo Logic, Inc. (the “Company”) expanded the size of the Board to ten members and appointed Timothy Youngblood to the Board as a Class III director, effective immediately. It has not yet been determined on which committees of the Board Mr. Youngblood will serve.
Mr. Youngblood will participate in the Company’s director compensation policy, as described in the Company’s proxy statement filed with the Securities and Exchange Commission on May 26, 2022. In addition, Mr. Youngblood will execute the Company’s standard form of indemnification agreement.
Mr. Youngblood has served as senior vice president, chief security officer, and product security officer of T-Mobile USA, Inc, a wireless communications service provider, since April 2021. Prior to joining T-Mobile, Mr. Youngblood was corporate vice president, chief information security officer of McDonald’s Corporation, a global foodservice retailer, from September 2017 until March 2021. Prior to McDonald’s, Mr. Youngblood served as chief information security officer of Kimberly-Clark Corporation and Dell Technologies, Inc. Mr. Youngblood holds a B.S. in Computer Information Systems from Florida A&M University and an M.S. in Technology Commercialization from the University of Texas, Austin.
A copy of the Company’s press release announcing Mr. Youngblood’s appointment is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated November 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMO LOGIC, INC.

Date: November 7, 2022	By:	/s/ Katherine Haar
	Name:	Katherine Haar
	Title:	General Counsel